September 22, 2015

FORT PITT CAPITAL TOTAL RETURN FUND

Ticker Symbol: FPCGX

A Series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of
Additional Information (“SAI”), each dated February 28, 2015

On or around October 1, 2015, subject to necessary regulatory approvals, it is expected that Fort Pitt Capital Group, Inc. (“Old Fort Pitt”), the current investment adviser to the Fort Pitt Capital Total Return Fund (the “Fund”), will be acquired by Focus Financial Partners, LLC (“Focus”), a Delaware limited liability company that is a strategic and financial investor in independently-managed wealth management firms.  Based on the terms of the acquisition agreement, the owners of Old Fort Pitt will sell all of the assets and assign all of the contractual responsibilities of Old Fort Pitt to Fort Pitt Capital Group, LLC (“New Fort Pitt”), a newly-formed Delaware limited liability company and a wholly-owned subsidiary of Focus, for consideration consisting of cash and equity in Focus.  The employees of Old Fort Pitt, with the exception of the owners, will become employed by New Fort Pitt on terms substantially similar to their current employment by Old Fort Pitt.  The owners of Old Fort Pitt will become Officers of New Fort Pitt, and will also form a new Delaware limited liability company (“Management Co.”) that will be majority-owned by the owners of Old Fort Pitt.  As Officers of New Fort Pitt, the owners of Old Fort Pitt will provide management, supervision, oversight and operational support services to, and earn compensation from New Fort Pitt pursuant to a long-term management agreement between New Fort Pitt and Management Co.

Old Fort Pitt has announced that no changes are planned to the portfolio management team or investment approach for the Fund following the transaction.  The Fund’s daily operations and management activities are not expected to be affected in any way.  Focus will not be involved in the management or day-to-day business operations of New Fort Pitt and there will be no change in the management of the Fund.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the acquisition of Old Fort Pitt’s business by Focus and New Fort Pitt will result in an assignment and termination of the Fund’s investment advisory agreement with Old Fort Pitt.

The Board of Trustees of Advisors Series Trust met in person September 17-18, 2015 and approved an interim advisory agreement and a new investment advisory agreement between New Fort Pitt and the Fund, on terms substantially identical to the existing investment advisory agreement with Old Fort Pitt.  The interim advisory agreement is effective under Rule 15a-4 of the 1940 Act for up to 150 days or until shareholders approve the new investment advisory agreement between New Fort Pitt and the Fund.  Shareholders of the Fund will be asked to approve the new investment advisory agreement at a special meeting of shareholders expected to be held in the first quarter of 2016.  Shareholders will receive detailed information in the fourth quarter of 2015 about the proposed new investment advisory agreement and Old Fort Pitt’s acquisition in connection with the solicitation of their approval of the new investment advisory agreement.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is September 22, 2015.